UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________
FORM 8-K
__________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 13, 2019
__________________

DANAHER CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
__________________

Delaware		001-08089	59-1995548
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

2200 Pennsylvania Avenue, NW,			20037-1701
Suite 800W,
Washington,	DC
(Address of Principal Executive Offices)			(Zip Code)
202-828-0850
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	DHR	New York Stock Exchange
4.75% Mandatory Convertible Preferred Stock, Series A, without par value	DHR.PRA	New York Stock Exchange
Floating Rate Senior Notes due 2022	DHR F 06/30/22	New York Stock Exchange
1.700% Senior Notes due 2022	DHR 1.7 01/04/22	New York Stock Exchange
2.500% Senior Notes due 2025	DHR 2.5 07/08/25	New York Stock Exchange
0.200% Senior Notes due 2026	DHR 0.2 03/18/26	New York Stock Exchange
1.200% Senior Notes due 2027	DHR 1.2 06/30/27	New York Stock Exchange
0.450% Senior Notes due 2028	DHR 0.45 03/18/28	New York Stock Exchange
0.750% Senior Notes due 2031	DHR 0.75 09/18/31	New York Stock Exchange
1.350% Senior Notes due 2039	DHR 1.35 09/18/39	New York Stock Exchange
1.800% Senior Notes due 2049	DHR 1.8 09/18/49	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On November 13, 2019, the Board of Directors of Danaher Corporation (“Danaher”) increased the size of Danaher’s Board from eleven to thirteen members and appointed Jessica L. Mega, MD, MPH and Pardis C. Sabeti, MD, D.Phil to the Board to fill the newly-created vacancies, each with a term expiring at Danaher’s 2020 annual meeting of shareholders. As non-employee directors, each of Drs. Mega and Sabeti will receive the same compensation paid to other non-employee directors of Danaher as disclosed in Exhibit 10.18 to Danaher’s Annual Report on Form 10-K for the year ended December 31, 2018 (which is incorporated by reference herein), including without limitation a prorated annual equity award granted as of November 15, 2019. Each of Drs. Mega and Sabeti has also entered into a director indemnification agreement with Danaher, the form of which is disclosed as Exhibit 10.24 to Danaher’s Annual Report on Form 10-K for the year ended December 31, 2018 and which is incorporated by reference herein. In connection with these appointments, the Board also determined that each of Drs. Mega and Sabeti is independent within the meaning of the listing standards of the New York Stock Exchange.
There is no arrangement or understanding between Dr. Mega and any other person pursuant to which she was selected as a director of Danaher, nor any arrangement or understanding between Dr. Sabeti and any other person pursuant to which she was selected as a director of Danaher. There are no transactions in which either Dr. Mega or Dr. Sabeti has an interest requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

Date:	November 13, 2019	By:	/s/ James F. O’Reilly
James F. O’Reilly
Vice President, Associate General Counsel and Secretary